SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549-1004

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 11, 2007

Porta Systems Corp.
(Exact name of registrant as specified in its charter)

Commission File Number: 1-8191

Delaware (State or other jurisdiction of incorporation or organization)	11-2203988 (IRS Employer Identification No.)

6851 Jericho Turnpike, Syosset, New York (Address of principal executive offices)	11791 (Zip Code)

516-364-9300
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On May 11, 2007, the Company issued a press release reporting the results of operations for the first quarter ended March 31, 2007.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

99.1	Press release issued May 11, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Porta Systems Corp.

Date: May 14, 2007	By:	/s/Edward B. Kornfeld
Edward B. Kornfeld
Chief Executive Officer and Chief Financial Officer